[Hannis T. Bourgeois, L.L.P. Letterhead]



                                                   Exhibit 23.2



CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 15, 1999 appearing in the 1998 Annual Report to Shareholders of Homestead Bancorp, Inc., which is incorporated by reference in Homestead Bancorp, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1998.



                                 /s/ Hannis T. Bourgeois, L.L.P.

                                 Hannis T. Bourgeois, L.L.P.

Baton Rouge, Louisiana
June 23, 1999


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